PROSPECTUS SUPPLEMENT DATED DECEMBER 18, 2001



FORTIS SERIES FUND, INC.

    Money Market Series                           Blue Chip Stock Series II
    U.S. Government Securities Series             International Stock Series
    Diversified Income Series                     International Stock Series II
    Multisector Bond Series                       Mid Cap Stock Series
    High Yield Series                             Small Cap Value Series
    Asset Allocation Series                       Global Growth Series
    American Leaders Series                       Global Equity Series
    Value Series                                  Large Cap Growth Series
    Capital Opportunities Series                  Investors Growth Series
    Growth & Income Series                        Growth Stock Series
    S&P 500 Index Series                          Aggressive Growth Series
    Blue Chip Stock Series


This supplement updates the Fortis Series Fund prospectus dated May 1, 2001.

Please read the information below carefully. You should attach this supplement to the fund prospectus.


================================================================================


                  PROPOSED REORGANIZATION OF CERTAIN SERIES OF
                   FORTIS SERIES FUND INTO HARTFORD HLS FUNDS

The Board of Directors of Fortis Series Fund, Inc. (the "Fund") has approved the reorganization of certain Series of the Fund into similar funds in The Hartford HLS Funds, subject to any required regulatory approval. In each case, The Hartford HLS Fund would acquire all of the assets of the Series, and the Series' shareholders would receive shares of the Hartford HLS Fund in exchange for their shares in the Series. Each reorganization must be approved by the shareholders of the reorganizing Series. Shares of the Series are held by the separate accounts of insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies. The insurance companies will vote their shares based on instructions received from the holders of these contracts and insurance policies. It is currently anticipated that proxy materials regarding the reorganizations will be distributed to contract and policy holders sometime during the first quarter of 2002.

Contract and policy holders will be asked to approve the following combinations:

   FORTIS SERIES FUND        -->      REORGANIZES INTO      -->      THE HARTFORD HLS FUND
   ------------------                                                ---------------------
   Asset Allocation Series                                           The Hartford Advisers HLS Fund
   High Yield Series                                                 The Hartford High Yield HLS Fund
   Global Growth Series                                              The Hartford Global Leaders HLS Fund
   Growth & Income Series                                            The Hartford Growth and Income HLS Fund
   Money Market Series                                               The Hartford Money Market HLS Fund
   Diversified Income Series                                         The Hartford Bond HLS Fund
   S&P 500 Index Series                                              The Hartford Index HLS Fund

The reorganizations are targeted to become effective in the second quarter of 2002.

                             SHAREHOLDER INFORMATION

o THE FOLLOWING CHANGE IS MADE TO THE SECTION ENTITLED "SHAREHOLDER INFORMATION--CONTRACT OWNER INQUIRIES" ON PAGE 26 OF THE PROSPECTUS.

     Fortis Series' address is P.O. Box 64387, St. Paul MN 55164-0387.

                          CHANGES IN SERIES MANAGEMENT

o    THE FOLLOWING CHANGE IS MADE TO THE SECTION ENTITLED "SERIES
     MANAGEMENT--INVESTMENT ADVISER" ON PAGE 27 OF THE PROSPECTUS.

     The definitive investment advisory agreement with HL Advisors and the definitive investment sub-advisory and management agreement with HIMCO referred to in this section were approved by Series shareholders at a special meeting of shareholders held May 31, 2001.

          CHANGES IN THE INVESTMENT STRATEGIES OF MONEY MARKET SERIES,
          U.S. GOVERNMENT SECURITIES SERIES, DIVERSIFIED INCOME SERIES,
            HIGH YIELD SERIES, ASSET ALLOCATION SERIES, VALUE SERIES,
                  GROWTH & INCOME SERIES, GLOBAL GROWTH SERIES,
                GROWTH STOCK SERIES AND AGGRESSIVE GROWTH SERIES

o THE FOLLOWING REPLACES THE INFORMATION FOR MONEY MARKET SERIES UNDER THE HEADINGS "PRINCIPAL INVESTMENT STRATEGIES" AND "PRINCIPAL RISKS" ON PAGE 1 OF THE PROSPECTUS.

     PRINCIPAL INVESTMENT STRATEGIES

     The Series focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, are determined to be of comparable quality by HIMCO. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes and bonds; (4) other short-term debt obligations;
     (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements. Unlike a traditional money market mutual fund, the Series does not attempt to maintain its net asset value at any set price. The Series does, however, attempt to maintain a high level of capital stability by investing only in U.S. dollar-denominated securities that mature in 397 days or less, except that obligations issued by the U.S. government, its agencies or instrumentalities may have maturities of up to 762 days.

     The Series purchases securities which it believes offer attractive returns relative to the risks undertaken. In addition, the portfolio manager adjusts the average maturity of the portfolio in anticipation of interest rate changes.

     PRINCIPAL RISKS

     The primary risks of this Series are interest rate risk, credit risk, income risk, inflation risk and manager risk.

     A rise in interest rates could cause a fall in the value of the Series' securities.

     Credit risk refers to the risk that a security's credit rating could be downgraded affecting the value, and potentially the likelihood of repayment, of the Series' securities.

     Income risk is the potential for a decline in the Series' income due to falling interest rates.

     Inflation risk refers to the risk that, even if the principal value of an investment in the Series remains constant, or the income from the investment remains constant or increases, their real value may be less in the future because of inflation. Thus, as inflation occurs, the purchasing power of your Series' shares may decline.

     Manager risk refers to the risk that if the manager does not effectively implement a Series' investment goal and style, the Series could underperform its peers.

     An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o THE FOLLOWING REPLACES THE INFORMATION FOR U.S. GOVERNMENT SECURITIES SERIES UNDER THE HEADINGS "PRINCIPAL INVESTMENT STRATEGIES" AND "PRINCIPAL RISKS" ON PAGE 2 OF THE PROSPECTUS.

     PRINCIPAL INVESTMENT STRATEGIES

     The Series pursues its objective by investing primarily in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Series invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The Series may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The Series may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.

     To achieve its goal of current income consistent with prudent investment risk, the Series selects securities that appear from a yield perspective to be attractive. In attempting to maximize total return, the Series also seeks to invest in securities that the portfolio manager expects to appreciate in value as a result of declines in long-term interest rates.

     PRINCIPAL RISKS

     The major factors affecting this Series' performance are interest rates and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

     Credit risk refers to the risk that a security's credit rating could be downgraded affecting the value, and potentially the likelihood of repayment, of the Series' securities.

     The Series is subject to income risk, which is the potential for a decline in the Series' income due to falling interest rates.

     The Series is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call"--or repay--its bonds before their maturity date. The Series may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Series' income.

     Because the Series may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the Series' mortgage- and asset-backed securities. These prepayments pass through to the Series, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the Series' income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the Series' mortgage- and asset-backed securities.

     Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the Series' shares.

o THE FOLLOWING REPLACES THE INFORMATION FOR DIVERSIFIED INCOME SERIES UNDER THE HEADINGS "PRINCIPAL INVESTMENT STRATEGIES" AND "PRINCIPAL RISKS" ON PAGE 3 OF THE PROSPECTUS.

     PRINCIPAL INVESTMENT STRATEGIES

     Debt securities in which the Series invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers.

     The Series normally invests at least 80% of its total assets in investment grade debt securities. The Series may invest up to 20% of its total assets in securities rated in the highest category of below investment grade bonds, or securities which, if unrated, are determined by HIMCO to be of comparable quality. Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds".

     The Series invests at least 65% of its total assets in debt securities with a maturity of at least one year. Although the Series does not have a maximum maturity restriction, the Series tends to have an average maturity within the intermediate-term range which is typically defined as between 5 to 10 years.

     The Series may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The Series will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The Series may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

     The Series uses what is sometimes referred to as a "top-down" analysis to determine which industries may benefit from current and future changes in the economy. The Series then selects individual securities from selected industries that, from a yield perspective, appear to be attractive. The Series assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team.

     PRINCIPAL RISKS

     The performance of the Series will be affected by interest rates. When interest rates rise, bond prices fall; generally the longer the Series' maturity, the more sensitive it is to this risk.

     The Series could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, lower-rated bonds have higher credit risks. If certain sectors or investments don't perform as the manager expects, the Series could underperform its peers or lose money.

     The Series is subject to income risk, which is the potential for a decline in the Series' income due to falling interest rates.

     The Series is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call"--or repay--its bonds before their maturity date. The Series may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Series' income.

     Because the Series may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the Series' mortgage- and asset-backed securities. These prepayments pass through to the Series, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the Series' income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the Series' mortgage- and asset-backed securities.

     Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

     High yield bonds and foreign securities may make the Series more sensitive to market or economic shifts in the U.S. and abroad.

     The Series may trade securities actively, which could increase its transaction costs (thus affecting performance).

o THE FOLLOWING REPLACES THE INFORMATION FOR HIGH YIELD SERIES UNDER THE HEADINGS "PRINCIPAL INVESTMENT STRATEGIES" AND "PRINCIPAL RISKS" ON PAGE 5 OF THE PROSPECTUS.

     PRINCIPAL INVESTMENT STRATEGIES

     The Series normally invests at least 65% and may invest up to 100% of its portfolio in non-investment grade securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by the sub-adviser to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield--high risk securities" or "junk bonds." The Series will invest no more than 10% of total assets in securities rated below B3 by Moody's or B-by S&P, or, if unrated, determined to be of comparable quality by HIMCO. The Series may invest in bonds of any maturity, although the Series tends to have an average maturity within the intermediate-term range, which is typically defined as between 5 to 10 years.

     The Series may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The Series will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The Series may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

     The Series uses what is sometimes referred to as a "top-down" analysis to determine which industries may benefit from current and future changes in the economy. The Series then selects individual securities within selected industries that appear from a yield perspective to be attractive. The Series assesses such factors as the company's business environment, balance sheet, income statement, anticipated earnings and management team. The Series may also seek to invest in securities that the portfolio manager expects to appreciate in value as a result of declines in long-term interest rates, favorable developments affecting the business, or prospects of the issuer which may improve the issuer's financial condition and credit rating.

     PRINCIPAL RISKS

     The performance of the Series will be affected by interest rates. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk.

     The Series is also subject to credit risk, which depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risk. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

     The Series could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments don't perform as the Series expects, it could underperform its peers or lose money.

     The Series is subject to income risk, which is the potential for a decline in the Series' income due to falling interest rates.

     The Series is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call"--or repay--its bonds before their maturity date. The Series may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Series' income.

     Foreign investments may be more risky than domestic investments. Investments in foreign securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to government collapse.

     High yield bonds and foreign securities may make the Series more sensitive to market or economic shifts in the U.S. and abroad.

o THE FOLLOWING REPLACES THE INFORMATION FOR ASSET ALLOCATION SERIES UNDER THE HEADINGS "PRINCIPAL INVESTMENT STRATEGIES" AND "PRINCIPAL RISKS" ON PAGES 6 AND 7 OF THE PROSPECTUS.

     PRINCIPAL INVESTMENT STRATEGIES

     The Series allocates its assets among three categories:

          o    stocks,

          o    debt securities, and

          o    money market instruments.

     The Series favors stocks issued by high-quality growth companies. The key characteristics of high-quality growth companies include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team and a globally competitive position.

     The debt securities (other than money market instruments) in which the Series primarily invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and other securities rated investment grade (rated at least BBB by S&P or Baa by Moody's, or if unrated, securities deemed by Wellington Management to be of comparable quality). These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The Series is not restricted to any specific maturity term.

     Asset allocation decisions are based on Wellington's Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual and continuous and the Series will normally have some portion of its assets invested in each asset category. There is no limit on the amount of the Series' assets that may be allocated to each asset category and the allocation is in Wellington Management's discretion.

     The Series may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

     PRINCIPAL RISKS

     The Series is subject to stock market risk, the risks of growth stocks, interest rate risk, credit risk, income risk, call risk, prepayment risk, extension risk, manager allocation risk and the risks of foreign investment. You could lose money as a result of your investment.

     Stock market risk means the stocks held by the Series may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions.

     With respect to the Series' stock investments, the sub-adviser favors stocks issued by high-quality growth companies. If the sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.

     Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

     Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

     Income risk is the potential for a decline in the Series' income due to falling interest rates.

     The Series is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call"--or repay--its bonds before their maturity date. The Series may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Series' income.

     Because the Series may invest significantly in mortgage-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages underlying the Series' mortgage-backed securities. These prepayments pass through to the Series, which must reinvest them at a time when interest rates on new mortgage-backed investments are falling, reducing the Series' income. Extension risk is the risk that rising interest rates could cause mortgage prepayments to slow, which could increase the interest rate sensitivity of the Series' mortgage-backed securities.

     Manager allocation risk refers to the possibility that the portfolio managers could allocate assets in a manner that results in the Series' underperforming its peers.

     Foreign investments may be more risky than domestic investments. Investments in foreign securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

o THE FOLLOWING REPLACES THE INFORMATION FOR VALUE SERIES UNDER THE HEADINGS "PRINCIPAL INVESTMENT STRATEGIES" AND "PRINCIPAL RISKS" ON PAGE 9 OF THE PROSPECTUS.

     PRINCIPAL INVESTMENT STRATEGIES

     Under normal circumstances, the Series invests primarily in equity securities of companies covering a broad range of industries and market capitalization, focusing on securities that Wellington Management believes are undervalued and have the potential for appreciation. Large, mid-size and small companies will be represented in the Series' portfolio. The Series may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

     The Series' investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the Series' investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, issuer's earnings power and growth potential. Stocks are selected whose issuers have the most compelling blend of the following attributes:

          o    high fundamental investment value,

          o    strong management team, and

          o    strong industry position.

     PRINCIPAL RISKS

     As with most equity funds, the value of your investment in the Series may go down in response to overall stock market movements and trends. Because the Series concentrates on small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. You could lose money as a result of your investment.

     Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks.

     Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining higher value. For a variety of reasons, many undervalued companies never realize their potential and the market value of their equity securities remains low.

     Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

     The Series' investment strategy will significantly influence the Series' performance. If Wellington's strategy for selecting individual securities does not produce the desired results, the Series could underperform its peers or lose money.

o THE FOLLOWING REPLACES THE INFORMATION FOR GROWTH & INCOME SERIES UNDER THE HEADINGS "PRINCIPAL INVESTMENT STRATEGIES" AND "PRINCIPAL RISKS" ON PAGE 11 OF THE PROSPECTUS.

     PRINCIPAL INVESTMENT STRATEGIES

     The Series invests primarily in a diversified portfolio of common stocks of large companies that typically have steady or rising dividends and whose prospects for capital appreciation are considered favorable by Wellington Management. The Series may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

     Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the Series. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

     Wellington Management then complements its fundamental research with an internally developed analytical approach. This analytical approach consists of both valuation and timeliness measures. Valuation factors focus on future dividend growth and cash flow to determine the relative attractiveness of different stocks in different industries. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

     The Series' portfolio is broadly diversified by industry and company.

     PRINCIPAL RISKS

     As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

     The Series is subject to income risk, which is the potential that the yield from the Series' investments will decrease.

     Foreign investments may be more risky than domestic investments. Investments in foreign securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to government collapse.

     The Series' management strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the Series to underperform funds that focus on small- or medium-capitalization stocks. If the Series' stock selection strategy doesn't perform as expected, the Series could underperform its peers or lose money.

o THE FOLLOWING REPLACES THE INFORMATION FOR GLOBAL GROWTH SERIES UNDER THE HEADINGS "PRINCIPAL INVESTMENT STRATEGIES" AND "PRINCIPAL RISKS" ON PAGE 20 OF THE PROSPECTUS.

     PRINCIPAL INVESTMENT STRATEGIES

     The Series invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the Series invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.

     Under normal market and economic conditions, the Series invests at least 65% of its total assets in common stock of high-quality growth companies worldwide. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. Under normal market and economic conditions, the Series will diversify its investments in securities of issuers among at least five countries, which may include the United States. There are no limits on the amount of the Series' assets that may be invested in each country.

     The Series uses a two-tiered investment strategy:

          o Using what is sometimes referred to as a "top down" approach, Wellington Management analyzes the global macro-economic and investment environments. This includes an evaluation of U.S. and non-U.S. economic and political conditions, fiscal and monetary policies, demographic trends and investor sentiment. Through top down analysis, Wellington Management anticipates trends and changes in the markets and economy to identify companies which offer significant potential for capital appreciation given current and projected global and local economic and market conditions.

          o Top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statements, anticipated earnings, revenues and other related measures of value.

     The Series emphasizes high-quality growth companies. The key characteristics of high-quality growth companies include a strong balance sheet, a high return on equity, a strong management team, and attractive relative value within the context of the global marketplace or a security's primary trading market.

     The Series may trade securities actively and its annual portfolio turnover rates may exceed 200%.

     PRINCIPAL RISKS

     As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

     Foreign investments may be more risky than domestic investments. Investments in foreign securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

     The Series emphasizes high-quality growth companies. If the sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.

     The Series' management strategy will influence its performance significantly. If the Series invests in countries or regions that experience economic downturns, its performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if the sub-adviser's stock selection strategy doesn't perform as expected, the Series could underperform its peers or lose money.

     The Series trades securities very actively, which increases its transaction costs (thus affecting performance).

o THE FOLLOWING REPLACES THE INFORMATION FOR GROWTH STOCK SERIES UNDER THE HEADINGS "PRINCIPAL INVESTMENT STRATEGIES" AND "PRINCIPAL RISKS" ON PAGE 24 OF THE PROSPECTUS.

     PRINCIPAL INVESTMENT STRATEGIES

     Under normal circumstances, the Series invests primarily in common stocks of companies that Wellington Management believes have superior growth potential. The Series invests in a diversified portfolio of stocks covering a broad range of industries, companies and market capitalizations. Large, mid-size and small companies will be represented in the Series' portfolio. The Series may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

     Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the Series. Wellington Management looks for a strong management team that has a clearly articulated business strategy, a history of earnings growth and the potential for that growth to be sustained, and attractive stock valuation based on multiple valuation tools.

     PRINCIPAL RISKS

     As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the Series concentrates on small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. You could lose money as a result of your investment.

     Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks.

     The Series emphasizes growth companies. If the sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.

     Foreign investments may be more risky than domestic investments. Investments in foreign securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

     The Series' management strategy will influence performance significantly. If the sub-adviser's stock selection strategy does not perform as expected, the Series could underperform its peers or lose money.

     The Series may trade securities actively, which could increase its transaction costs (thus affecting performance).

o THE FOLLOWING REPLACES THE INFORMATION FOR AGGRESSIVE GROWTH SERIES UNDER THE HEADINGS "PRINCIPAL INVESTMENT STRATEGIES" AND "PRINCIPAL RISKS" ON PAGE 25 OF THE PROSPECTUS.

     PRINCIPAL INVESTMENT STRATEGIES

     Under normal circumstances, the Series invests primarily in a diversified portfolio of common stocks of growth companies that Wellington Management believes have superior growth potential. The Series' portfolio is diversified by industry and company, and it may invest a significant portion of its assets in small companies. The Series may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

     Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the Series. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

     Wellington Management then complements its fundamental research with an internally-developed analytical approach. This analytical approach consists of both valuation and timeliness measures. Valuation factors focus on future dividend growth and cash flow to determine the relative attractiveness of different stocks in different industries. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

     The Series' portfolio is constructed stock by stock, an investment approach Wellington Management refers to as "bottom up." In constructing the Series' portfolio Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the Series' market benchmark as an unintended consequence of bottom-up stock picking.

     PRINCIPAL RISKS

     As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the Series may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. You could lose money as a result of your investment.

     Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

     The Series emphasizes growth companies. If the manager incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.

     Foreign investments may be more risky than domestic investments. Investments in foreign securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

     The Series' management strategy will influence performance significantly. Small company stocks as a group could fall out of favor with the market, causing the Series to underperform funds that focus on other types of stocks. Similarly, if the managers' stock selection strategy doesn't perform as expected, the Series could underperform its peers or lose money.

     The Series may trade securities actively, which could increase its transaction costs (thus affecting performance).

o FOR EACH OF MONEY MARKET SERIES, U.S. GOVERNMENT SECURITIES SERIES, DIVERSIFIED INCOME SERIES, HIGH YIELD SERIES, ASSET ALLOCATION SERIES, VALUE SERIES, GROWTH & INCOME SERIES, GLOBAL GROWTH SERIES, GROWTH STOCK SERIES AND AGGRESSIVE GROWTH SERIES THE FOLLOWING REPLACES THE INFORMATION SET FORTH IN THE PROSPECTUS UNDER THE HEADING "MORE INFORMATION ON SERIES OBJECTIVES, INVESTMENT STRATEGIES AND RISKS."

     INVESTMENT RISKS GENERALLY

     There is no assurance that a Series will achieve its investment objective or objectives, and investors should not consider any one Series alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Series.

     The different types of securities, investments, and investment techniques used by a Series all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and an investment in any stock is subject to the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). As described below, an investment in certain of the Series entails special additional risks as a result of their ability to invest a substantial portion of their assets in foreign investments or in securities of small capitalization companies.

     USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

     From time to time, as part of its principal investment strategy, each Series other than Money Market Series may invest some or all of its assets in high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a Series is in a defensive position, the Series may lose the benefit of upswings and limit its ability to meet its investment objective.

     USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

     Although not a principal investment strategy, each Series other than Money Market Series may purchase and sell options, enter into futures contracts or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies or interest rates. These techniques permit a Series to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a Series to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

     These techniques are also used to manage risk by hedging a Series' portfolio investments. Hedging techniques may not always be available to the Series; and it may not always be feasible for a Series to use hedging techniques even when they are available.

     Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a Series could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to a Series or increase volatility in a Series' performance.

     FOREIGN INVESTMENTS

     The Series that may invest 20% or more of their total assets in securities of foreign issuers or non-dollar securities hold foreign investments as part of their principal investment strategy. Certain other Series may hold foreign investments, but not as a principal investment strategy.

     Investments in the securities of foreign issuers or investments in non-dollar securities involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to execute such transactions. The inability of the Series to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to the Series due to subsequent declines in value of the portfolio investment or, if the Series has entered into a contract to sell the investment, could result in possible liability to the purchaser.

     Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States.

     Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of the Series, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     FOREIGN INVESTMENTS IN EMERGING MARKETS

     To the extent they can invest in foreign securities, each Series other than Money Market Series may invest in emerging markets, but not as part of its principal investment strategy.

     The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less governmental regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

     SMALL CAPITALIZATION COMPANIES

     The Series whose investment strategies disclose that they may invest in securities of small capitalization companies do so as part of their principal investment strategy. The other Series, except for Money Market Series, may hold securities of small capitalization companies, but not as a principal investment strategy.

     Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks is the lower degree of liquidity in the markets for such stocks. Small company stocks are thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of large capitalization companies.

     ABOUT EACH SERIES' INVESTMENT OBJECTIVE

     Each Series' investment objective may be changed without approval by shareholders of the Series. A Series may not be able to achieve its objective.

     CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

     Certain Series are expected to have relatively high portfolio turnover. The other Series may at times engage in short-term trading. Short-term trading could produce higher brokerage expenses for a Series. The Series are not managed to achieve a particular tax result for shareholders.

     TERMS USED IN THIS PROSPECTUS

     EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible into common stock and warrants or rights to acquire common stock.

     FOREIGN ISSUERS: (1) Companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States.

     NON-DOLLAR SECURITIES: Securities denominated or quoted in foreign currency or paying income in foreign currency.

     ADDITIONAL INVESTMENT STRATEGIES AND RISKS

     Each Series may invest in various securities and engage in various investment techniques that are not the principal focus of the Series and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the Series' Statement of Additional Information which may be obtained free of charge by contacting the Series (see the prospectus for address and phone number).

















FORTIS SERIES FUND, INC.
P.O. Box 64387
St. Paul MN 55164-0387

                                                                  101647 (12/01)